                                                                Exhibit 10.1

                  STOCK PURCHASE AND RECAPITALIZATION AGREEMENT
                  ---------------------------------------------

         This STOCK PURCHASE AND RECAPITALIZATION AGREEMENT (this "Agreement") is made and entered into as of this l0/th/ day of September, 2001, by and among COMMUNITY HEALTH CENTERS NETWORK, L.P., a Texas limited partnership ("CHCN"), SUPERIOR HEALTHPLAN, INC., a Texas corporation ("Superior"), CENTENE CORPORATION, a Wisconsin corporation ("Centene") and TACHC GP, Inc., a Texas corporation ("TACHC").

         WHEREAS, pursuant to Sections 11.802 and 11.809 of the Texas Administrative Code (the "Code"), Superior must maintain a certain statutorily required level of net worth (the "Net Worth Requirement"); and

         WHEREAS, without the investment of additional capital Superior shall be unable to meet the Net Worth Requirement and lawfully operate while paying its debts as they become due; and

         WHEREAS, Superior desires to obtain from Centene and Centene desires to contribute to Superior additional capital in an aggregate amount necessary for Superior to meet the Net Worth Requirement not to exceed One Million Three Hundred Thousand Dollars ($1,300,000) (such amount being referred to as the "Required Capital") subject to the terms and conditions set forth herein and all in such form and manner as to satisfy the Net Worth Requirement; and

         WHEREAS, CHCN desires to sell to Centene and Centene desires to purchase from CHCN such number of shares of the Class A Voting Common Stock of Superior as will result in Centene's ownership of ninety percent (90%) of the total issued and outstanding capital stock of Superior (the "Shares") on the terms and subject to the conditions set forth herein; and

         WHEREAS, TACHC desires to sell to Centene and Centene desires to purchase from TACHC that certain Amended Term Note (the "Term Note") in the original principal amount of Two Hundred Sixty Thousand Dollars ($260,000) (which such principal amount is currently One Hundred Sixty Thousand Dollars ($160,000)) made by Superior to TACHC, dated February 17, 1997 on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                    ---------
                                SUBORDINATED LOAN
                                -----------------

         1.1 Loan Transaction. Simultaneously with the execution hereof, Centene
             ----------------
shall loan to Superior the Required Capital (the "Second Subordinated Loan"). The Second Subordinated Loan shall be evidenced by a subordinated promissory note (the "Second Subordinated Note"), in the form as attached hereto as Exhibit
                                                                         -------
A, which Superior shall execute and deliver to Centene simultaneously with the
-
execution hereof.

         1.2 Priority. The parties hereto covenant and agree that the
             --------
obligations of Superior with respect to any payment of principal, interest or other amounts payable with respect to any debts owed by Superior to Centene other than the Second Subordinated Loan (the "Prior Debt") are and shall be subordinate, subject to this Section 1.2, in right of payment and subject to the prior payment or provision for payment in full of all principal, interest or other amounts payable with respect to the Second Subordinated Loan, and all amendments, renewals, extensions and refundings of the Second Subordinated Loan. No payment shall be made by Superior on the Prior Debt until all principal, interest and other amounts due Centene on the Second Subordinated Loan shall first be irrevocably paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder of the Second Subordinated Loan. This
Section 1.2 shall not operate to waive, cancel or amend any of the obligations of Superior under the Prior Debt.

         1.3 Loan Deliveries. Simultaneously with the execution hereof, Centene
             ---------------
and CHCN shall execute, cause to be executed by the directors of Superior, and deliver a joint unanimous written consent of the board of directors and shareholders of Superior in the form as attached hereto as Exhibit B (the "Loan
                                                           ---------
Consent"), which, among other things shall approve this Agreement and the Second Subordinated Loan.

                                    ARTICLE 2
                                    ---------
                               PURCHASE OF SHARES
                               ------------------

         2.1 Stock Purchase. At the Purchase Closing (as defined in Section 4.1)
             --------------                                         -----------
Centene shall purchase from CHCN and CHCN will sell and transfer to Centene the Shares (the "Stock Purchase") the number of which shall be five hundred ten
(510) or such other number of shares of capital stock of Superior owned by CHCN as will result in Centene's ownership of ninety percent (90%) of the total issued and outstanding capital stock of Superior. The purchase price for the Shares shall be Two Hundred Ninety Thousand Dollars ($290,000), which amount Centene shall pay in full in immediately available funds in the form of a check or wire transfer payable to the accounts specified by CHCN.

         2.2 Delivery Obligation. At the Purchase Closing, CHCN shall deliver to
             -------------------
Centene certificates evidencing the Shares, duly endorsed or accompanied by properly executed stock powers.

         2.3 Representations and Warranties With Respect to Stock Purchase.
             -------------------------------------------------------------

             (a) Upon delivery of the stock certificates evidencing the
Shares duly endorsed for transfer or accompanied by stock powers duly executed in blank, Centene will be the record and beneficial owner of the Shares free and clear from any and all charges, claims, liens, options, pledges, security interests or restrictions of any kind, except for those contained in the Pledge Agreement (as defined in Section 6.6) and the Shareholders Agreement (as defined
                         -----------
in Section 6.3). No transfer, documentary or other tax is applicable to the sale
   -----------
of Shares pursuant to this Agreement.

             (b) CHCN owns free and clear of all encumbrances, except the lien arising from the Pledge Agreement, six hundred ten (610) shares of Superior's Class A Voting Common Stock and such shares constitute all of the capital stock of Superior owned by CHCN.

                                    ARTICLE 3
                                    ---------
                                PURCHASE OF NOTE
                                ----------------

         3.1 Note Purchase. At the Purchase Closing, Centene shall purchase from
             -------------
TACHC and TACHC will sell and transfer to Centene the Term Note, and all rights it may have under the Term Note ("Note Rights"), including, without limitation, the right to collect any outstanding but unpaid interest (the "Note Purchase"). The purchase price for the Term Note and the Note Rights (the "Note Purchase Price") shall be One Hundred Sixty Thousand Dollars ($160,000) which amount Centene shall pay in full in immediately available funds in the form of a check or wire transfer payable to the accounts specified by CHCN.

         3.2 Delivery Obligations; Release. At the Purchase Closing, TACHC shall
             -----------------------------
deliver to Centene the Term Note, duly endorsed, and Superior and Centene shall thereby be released from further obligation to TACHC with respect to any principal or interest owing on the Term Note.

                                    ARTICLE 4
                                    ---------
                                PURCHASE CLOSING
                                ----------------

         4.1 Purchase Closing. The closing (the "Purchase Closing") of the Stock
             ----------------
Purchase and Note Purchase shall occur at the offices of Greensfelder, Hemker & Gale, P.C., St. Louis, Missouri, at 10:00 a.m., local time on the tenth (10/th/) business day after the earlier of (i) the satisfaction of the conditions precedent as set forth below in Section 4.2(a) or (ii) written notice to
                                --------------
Superior that Centene has waived a condition precedent pursuant to Section
                                                                   -------
4.2(b).
-------

         4.2 Conditions Precedent.
             --------------------

             (a) Centene shall have no obligation to close either the Stock Purchase or the Note Purchase unless:

                 (i) Approval by TDI shall have been granted. For purposes of this Article, "Approval" shall mean notice from TDI of either the waiver of TDI's Form A filing requirements, or the approval by TDI of Superior's Form A application with respect to the Stock Purchase and the amendments to Superior's corporate instruments contemplated in Section 4.3; and
                                      ------------

                 (ii) CHCN delivers the Provider Agreements as required by
Section 6.1 and the items specified in Section 4.4.
-----------                            -----------

             (b) At any time, Centene may elect in its sole discretion to waive the condition precedent set forth in Section 4.2(a)(ii) and proceed to the
                                           ------------------
close the Stock Purchase and the Note Purchase.

          4.3  Purchase Consent. At the Purchase Closing, Centene and CHCN shall
               ----------------
  execute, cause to be executed by the directors of Superior, and deliver a joint unanimous written consent of the board of directors and shareholders of Superior, in the form as attached hereto as Exhibit C (the "Purchase
                                              ---------
  Consent"), which, among other things, shall provide for the following:

               (a) amending and restating the Articles of Incorporation of Superior in the form as attached hereto as Exhibit D (the "Restated
                                             ---------
  Articles"), which such amendments shall eliminate provisions for the election of Directors of Superior and shall provide that such elections shall be governed by the provisions in the By-Law's of Superior;

               (b)  reconstituting the Board of Directors of Superior so that
  (i) Ernesto Gomez and Jose Comacho shall be elected as Class A Directors and
  (ii) Elena Marin, Salvador Balcorta, Michael Niedorff, Robert Packman, Joseph Drozda, Karey Witty, Irene Armendariz shall be elected as Class B Directors;

               (c) converting the Shares into a like number of shares of the Class B Voting Common Stock of Superior;

               (d) amending and restating the By-laws of Superior in the form as attached hereto as Exhibit E (the "Restated By-Laws"), which such
                        ---------
  amendments, among other things, shall

                    (i) eliminate any existing requirements for a "Supermajority Vote" (as such term has been defined in Superior's By-Laws currently in force); provided, however, that Superior may not approve any amendments to any Provider Agreements (as defined in Section 6.1) or the
                                                       -----------
  Products or the Provider Manuals contemplated by such Provider Agreements without the vote of at least (x) a majority of Class A Directors and (y) a majority of Class B Directors (a "Class Majority Vote") and that Superior may not amend the forgoing provision of the Restated By-Laws without a Class Majority Vote;

                    (ii) increase the number of Class B Directors (as defined therein) to seven (7) and decrease the number of Class A Directors (as defined therein) to two (2);

                    (iii) provide that the President of Superior shall be a Class B Director; and

                    (iv) make certain amendments to the structure of committees of the Board of Directors.

               (e) accepting the resignation of Mr. Jose Camacho as President of Superior and electing Michael Neidorff as President of Superior.

          4.4  Closing Deliveries and Filings. At the Purchase Closing, Superior
               ------------------------------
  shall exchange the Shares purchased from CHCN for newly issued shares of Superior's Class B Common Stock and Superior shall cause the Restated By-Laws to be entered into its minute books, and the Restated Articles to be filed with the Secretary of State of Texas, and shall deliver to Centene a copy of the Purchase Consent, certified by Superior's Secretary, and the Model Agreements as required by Section 6.1.
                                          -----------

         4.5 Denial of Approval. Upon the receipt by any party of final written
             ------------------
  notice from TDI that Approval for the Purchase Transactions will not be granted, (a) all obligations of the parties with respect to the Purchase Transactions shall immediately terminate and (b) Centene, Superior and CHCN shall take all necessary steps to ensure that the composition of Superior's Board of Directors and Superior's by-laws and articles of incorporation comply with all applicable law and the requirements of TDI.

         4.6 Duty to Cooperate. Centene, Superior and CHCN shall each cooperate
             -----------------
  with the others, execute and deliver any and all documents, agreements, and submissions and do such further acts as may be required to obtain Approval, including, without limitation, the filing with TDI of such forms, documents and other information as requested or required by TDI.

                                    ARTICLE 5
                                    ---------
          EXCHANGE OR CONTINGENT PURCHASE OF CHCN INTEREST IN SUPERIOR
          ------------------------------------------------------------

         5.1 Exchange or Contingent Purchase. Subject to the fulfillment of the
             -------------------------------
  conditions set forth in Section 5.5, in the event of an Initial Public
                          -----------
  Offering by Centene, as hereinafter defined, at CHCN's option (x) one hundred
  (100) shares (the "Exchange Shares") of the capital stock of Superior, which shall be free and clear of all liens and encumbrances except as contemplated hereby, shall be exchanged (the "Exchange") for such number of shares of Centene as shall be determined by the formula in paragraph (a) immediately following (such shares being referred to as the "Centene Shares"), or (y) CHCN may sell to Centene and Centene shall purchase from CHCN the Exchange Shares for One Hundred Thousand Dollars ($l00,000.00) on the terms and conditions set forth in Section 5.4. The Exchange shall be governed by the following terms
           -----------
  and conditions:

             (a) The number of Centene Shares issued to CHCN pursuant to the Exchange shall equal One Hundred Thousand Dollars ($100,000) divided by the IPO Price. For purposes of the preceding sentence, the IPO Price

                  (i) in the event of an Initial Public Offering as contemplated by Section 5.2(a), shall equal the price to the public of the
                  --------------
  shares sold in such Initial Public Offering; and

                  (ii) in the event of an Initial Public Offering as contemplated by Section 5.2(b), shall equal (x) the closing price on a
                  --------------
  national securities exchange or in the "national market" segment of NASDAQ of the publicly traded shares of Centene on the first day that such shares of Centene are traded on a national securities exchange or in the "national market" segment of NASDAQ or (y) the average of the bid and ask prices for the publicly traded shares of Centene on the first day that such shares of Centene are tracked other than on a national securities exchange or in the "national market" segment of NASDAQ.

                  (iii) in the event of an Initial Public Offering as contemplated by Section 5.2(c), shall equal (x) the closing price of the publicly traded securities received by the holders of the Centene common stock on the date of issuance of such securities to the holders of Centene common stock or (y) the average of the bid and ask prices for the publicly traded securities issued to the holders of the Centene common stock on the date of issuance of such securities if such securities are traded other than on a national securities exchange or in the "national market" segment of NASDAQ.

                 (b) Within ten (10) days after the closing of the Initial Public Offering, Centene shall inform CHCN in writing of the IPO Price (the "Price Notification"). In the event of a dispute between Centene and CHCN regarding the IPO Price, the written statement of the IPO Price provided by the underwriter of the Initial Public Offering (the "Final Determination") shall constitute the final and conclusive determination of the IPO Price.

                 (c) Within ten (10) days of CHCN's receipt of the Price Notification or the Final Determination, as applicable, CHCN shall deliver to the Secretary of Centene (or other duly elected officer) (i) a duly executed Stock Exchange Agreement, in the form as attached hereto as Exhibit F (the
                                                              ---------
  "Stock Exchange Agreement") and (ii) a certificate(s) evidencing the Exchange Shares, duly endorsed.

                 (d) Pursuant to the terms of the Stock Exchange Agreement, Centene shall issue and deliver to CHCN a stock certificate evidencing the Centene Shares.

                 (e) Upon the Exchange, Centene shall grant to CHCN the one time option (the "Put Option"), to be exercised prior to the expiration of the Rule 144 Holding Period, as defined below, to sell all of the Centene Shares to Centene as follows:

                       (i) If CHCN desires to exercise the Put Option, CHCN shall deliver written notice thereof (the "Put Notice") to Centene. The price at which the Centene Shares shall be sold pursuant to the Put Option shall be the closing price on a national securities exchange or in the "national market" segment of NASDAQ of the publicly traded shares of Centene on the last full trading day prior to the receipt by Centene of such notice. The sale and purchase of the Centene Shares pursuant to the Put shall be consummated as provided in clause (ii) immediately following.

                       (ii) The consummation of the sale and purchase pursuant to the Put shall occur within thirty (30) days after the delivery of the Put Notice, but not prior to one hundred eighty (180) days after the closing of the Initial Public Offering, and simultaneously with the execution by and between Centene and CHCN of an agreement containing, among other terms and conditions, terms and conditions substantially similar to those of Articles 2 and 4 hereof, as well as such other terms and conditions as Centene may reasonably require for purposes of complying with all federal and state securities laws, any requirements imposed by TDI and/or any other legal or business requirements.

                       (f) CHCN acknowledges that Centene shall be under no obligation to register shares of its common capital stock for resale and that as a result neither the Exchange Shares nor the Centene Shares may be sold, assigned or transferred unless an exemption is available under the Securities Act of 1933. CHCN understands that in order for the Centene Shares to be sold in reliance upon the exemption provided by Rule 144 under the Securities Act of 1933 the Centene Shares must be held for a period of one year prior to any sale (the "Rule 144

 Holding Period") and that in the succeeding twelve month period the terms of such rule may limit the volume and manner in which the Centene Shares are sold and require notice of sale to the Securities and Exchange Commission.

         5.2   Initial Public Offering. For purposes of the foregoing, "Initial
               -----------------------
 Public Offering" shall mean:

               (4) The closing of an underwritten public offering of the common capital stock of Centene pursuant to an effective registration statement under the Securities Act of 1933 having an aggregate price to the public of not less than $lO,OOO,OOO; or

               (b) The date upon which the common capital stock of Centene is registered as a security under Section 12 of the Securities Exchange Act of 1934 and such security is either traded on a national securities exchange or in the "national market" segment of NASDAQ or otherwise publicly traded; or

               (c) The date upon which the common capital stock of Centene is exchanged for or converted into a security registered under Section 12 of the Securities Exchange Act of 1934 and such security is either traded on a national securities exchange or in the "national market" segment of NASDAQ or otherwise publicly traded.

         5.3   Exchange or Contingent Purchase Conducted Pursuant to Securities
               ----------------------------------------------------------------
 Law Exemption. CHCN acknowledges that upon the occurrence of the Exchange or
 -------------
 Contingent Purchase, such issuance and purchase or exchange shall not be registered under the Securities Act of 1933 in the reliance by Centene on one or more exemptions from such act's registration requirements. CHCN agrees to provide such supporting representations as Centene may reasonably request to assure compliance with such exemptions.

         5.4   Contingent Purchase. In the event that (a) an Initial Public
               --------------------
 Offering occurs and CHCN elects to sell the Exchange Shares to Centene pursuant to Section 5.1 or (b) an Initial Public Offering fails to have occurred prior
    -----------
 to the fourth anniversary hereof, then, subject to the fulflllment of the conditions in Section 5.5, Centene shall purchase the Exchange Shares for One
               -----------
 Hundred Thousand Dollars ($100,000) (the "Contingent Purchase"). The consummation of the Contingent Purchase shall occur within thirty (30) days after the fourth year anniversary hereof or, at CHCN's election, the Initial Public Offering, as appropriate and, in either case, simultaneously with the execution by and between Centene and CHCN of an agreement containing, among other terms and conditions, terms and conditions substantially similar to those of Articles 2 hereof, as well as such other terms and conditions as Centene may reasonably require for purposes of complying with all federal and state securities laws, any requirements imposed by TDI and/or any other legal requirements.

         5.5   Condition Precedent of Exchange and/or Contingent Purchase.
               ----------------------------------------------------------
 Centene shall have no obligation to consummate the Exchange or the Contingent Purchase if CHCN or any of CHCN's affiliated clinics oppose the introduction of managed care into the Valley Region or fail to comply with the provisions of this Agreement or the Provider Agreements, as applicable, in all material respects.

         5.6   Reorganization of Centene. In the event that Centene participates
               -------------------------
in any merger, exchange, consolidation, reorganization or similar transaction where the common capital stock of Centene is exchanged or converted into securities of another issuer, the reference herein to Centene Shares shall be deemed to refer to such securities of any successor or parent company of Centene.

                                    ARTICLE 6
                                    ---------
                              ADDITIONAL COVENANTS
                              --------------------

         6.1   Model Provider Agreement. Prior to the Purchase Closing, CHCN
               ------------------------

shall deliver to all of its affiliated clinics a model provider agreement in the form as attached hereto as Exhibit G (the "Provider Agreements"). The Purchase
                           ---------
Closing shall be subject to the delivery to Centene of such executed Provider Agreements from the affiliated clinics in the El Paso Region, San Antonio/Austin Region and the Valley Region; provided, however, that:

               (a) Regions with Mandatory Medicaid Managed Care. Model Provider
                   --------------------------------------------
Agreements executed by CHCN affiliated clinics which operate in regions in which mandatory Medicaid managed care contracts have been approved by the Texas Department of Health and which currently are parties to any agreement or arrangement with a health maintenance organization or medical plan which competes against Superior, including without limitation, affiliated clinics in the San Antonio/Austin Region (as defined in Appendix 1 hereto), shall include Exhibits 4 and 5 in the form as attached hereto as Exhibit H.
                                                   ---------

               (b) Regions With No Mandatory Managed Care. Model Provider
                   --------------------------------------
Agreements executed by CHCN affiliated clinics located in regions in which mandatory Medicaid managed care has not currently been approved by the Texas Department of Health, including without limitation the Valley Region (as defined in Appendix 1 hereto), shall include Exhibits 4 and 5 in the form as attached hereto as Exhibit I.
          ---------

               (c) All Other Regions. Model Provider Agreements executed by
                   -----------------
CHCN affiliated clinics located in all regions other than those set forth in subsections 6.1(a) and (b) shall include Exhibits 4 and 5 in the form as attached hereto as Exhibit J.
                   ---------

         6.2   Master Agreement. That certain Master Agreement, by and among
               ----------------
TACHC, Centene, Superior, CHCN, et al., (the "Master Agreement") shall be terminated pursuant to Section 7.1 (a) thereof effective at the Purchase
                       ---------------
Closing.

         6.3   Shareholders Agreement. That certain Shareholders Agreement by
               ----------------------
and among the parties hereto, dated December 1997, shall be terminated effective at the Purchase Closing at which time the parties shall deliver an executed Amended and Restated Shareholders Agreement in the form as attached hereto as Exhibit K.
---------

         6.4   CHCN Exclusivity.
               -----------------

               (a) So long as at all times from the date hereof (i) Centene complies with the provisions of this Agreement in all material respects and (ii) Superior complies with the provisions of the Provider Agreements in all material respects, then from and after the date hereof until the consummation of the Exchange or the Contingent Purchase, as the case may be, CHCN shall not directly or indirectly undertake any activities in the State of Texas, or enter into any arrangement or agreement with any other person, entity or organization that, at the time undertaken or entered into, would compete (or was undertaken or entered into for the purpose of competing) with Superior or any business in which Superior is engaged. Without limiting the generality of the foregoing, this provision expressly prohibits CHCN from: investing in a Texas licensed health maintenance organization ("HMO") that competes with Superior in the Medicaid managed care market or any management company providing management services to such an HMO; by itself or in conjunction with any third party forming, owning, operating, administering, managing and/or controlling any such Texas licensed HMO; and (subject to the terms of the Model Provider Agreements and Centene's waiver of this requirement from time to time as to specific clinic members of CHCN) entering into a provider contract, directly or indirectly, with another Medicaid managed care HMO in the State of Texas.

               (b) CHCN acknowledges and agrees that the restrictive covenants contained in this Section 6.4, are given in consideration of the Centene's execution of this Agreement and in consideration of, and as a condition to, consummation by Centene of the transactions contemplated hereby. If a court construes any one or more of such provisions to state unreasonable restrictions, then Centene and CHCN request the court to revise such restrictions to make them reasonable and enforceable to the maximum extent permissible. Moreover, if a court construes any one or more of such provisions to state unreasonable restrictions, the validity and enforceability of the remaining provisions shall remain unaffected.

               (c) CHCN acknowledges that, if CHCN breaches its obligations pursuant to any provisions of this Section 6.4, then Centene will experience
                                   -----------
irreparable harm for which money damages will not provide an adequate remedy. Accordingly, Centene shall have the right to injunctive relief to remedy any such breaches. By seeking injunctive relief first, however, Centene shall not make an election of remedies and may pursue an action at law. Centene may seek its legal and equitable remedies either simultaneously or independently, and shall not waive its right to one form of relief by pursuing another.

         6.5   Pledge Agreement. At the Purchase Closing, that certain Community
               ----------------
Health Centers Network, L.P. Security and Pledge Agreement, by and between CHCN and Centene, (the "Pledge Agreement") shall be terminated and any collateral held by Centene under the Pledge Agreement shall be returned to CHCN.

         6.6   Further Assurances: Regulatory Compliance. The parties hereto
               -----------------------------------------
will cooperate with each other and will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement, including without limitation (i) the filing with the TDI of such forms, documents and other information and (ii) the taking of any and all other actions as are requested or required by the TDI to obtain the necessary regulatory approval for all of the transactions contemplated hereby.

                                    ARTICLE 7
                                    ---------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Each party hereto represents and warrants that:

               (a) Such party hereto has full right, power and authority to execute and deliver this Agreement and the documents contemplated hereby, and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by it hereunder.

               (b) There is no provision in such party's articles of incorporation, bylaws, limited partnership agreement or other governing or organizational document which prohibits or limits such Party's ability to consummate the transactions contemplated hereunder. Such party has the full right, power and authority to enter into this Agreement and to consummate or cause to be consummated all of the transactions and to fulfill all of the obligations contemplated to be consummated or fulfilled by such party hereunder. The execution and delivery of this Agreement by such party and the due consummation by such party of the transactions contemplated to be consummated by such party hereby have been duly authorized by all necessary action of the board of directors, general partner or other governing body or entity of such party. This Agreement constitutes a legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms.

               (c) There is no litigation or any other legal proceeding pending or, to the knowledge of such party, threatened which challenges the validity of this Agreement or the transactions contemplated hereunder or otherwise seeks to prevent, directly or indirectly, the consummation of such transactions, nor, to the knowledge of such party, is there a valid basis for any such litigation or proceeding.

               (d) Such party is duly organized, validly existing and in good standing under the laws of its state of organization, with full power and authority to conduct its business as it is now being conducted and to own, lease and operate its properties and assets.

                                    ARTICLE 8
                                    ---------
                               GENERAL PROVISIONS
                               -------------------

     8.1 Amendment and Modification. No amendment, modification, supplement,
         --------------------------
termination, consent or waiver of any provision of this Agreement, nor consent to any departure therefrom, will in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement is to be effective only in the specific instance and for the specific purpose for which given.

     8.2 Assignment. No party hereto may assign or transfer any of its rights or
         ----------
obligations under this Agreement to any other Person without the prior written consent of the other parties and any such assignment shall be null and void.

     8.3 Captions. Captions or headings contained in this Agreement have been
         --------
inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     8.4 Counterparts. This Agreement may be executed by the parties hereto on
         ------------
any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties hereto notwithstauding that all the parties hereto are not signatories to the same counterpart.

     8.5 Entire Agreement. This Agreement constitutes the entire agreement among
         ----------------
the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, letters of intent, understandings, negotiations and discussions of the parties hereto, whether oral or written. The terms of this Agreement shall govern in the event of any conflict between this Agreement and any prior agreement between the parties hereto.

     8.6 Exhibits. All of the Exhibits attached to this Agreement are deemed
         --------
incorporated herein by reference.

     8.7 Failure or Delay. No failure on the part of any party hereto to
         ----------------
exercise, and no delay in exercising, any right, power or privilege hereunder operates as a waiver thereof; nor does any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No notice to or demand on any party hereto in any case entitles such party to any other or further notice or demand in similar or other circumstances, unless required under this Agreement.

     8.8 Governing Law. This Agreement and the rights and obligations of the
         -------------
parties hereunder are to be governed by and construed and interpreted in accordance with the laws of the State of Texas.

     8.9 Notices. All notices, consents, requests, demands and other
         -------
communications hereunder are to be in writing, and are deemed to have been duly given or made: (i) when delivered in person, (ii) three (3) days after deposited in the United States mail, first class postage prepaid, (iii) in the case of telegraph or overnight courier services, one (1) Business Day after delivery to the telegraph company or overnight courier service with payment provided or (iv) in the case of telex or telecopy or fax, when sent, verification received, in each case addressed as follows:

                               If to Centene:
                               -------------
                               Centene Corporation
                               7711 Carondelet, Suite 600
                               St. Louis, MO 63105
                               Attn: Mr. Michael F. Neidorff
                               Fax No.: (314) 725-5180

                               With a copy to:
                               --------------
                               Greensfelder, Hemker & Gale, P.C.

                            10 South Broadway
                            Suite 2000
                            St. Louis, Missouri 63102
                            Attn: Mr. David M. Harris
                            Fax No.: (314) 241-8624

                            If to CHCN:
                            ----------
                            Community Health Centers Network, L.P.
                            2301 South Capital of Texas Highway, Bldg. H
                            Austin, TX 78746
                            Attn: Mr. Jose Camacho
                            Fax No.: (512) 329-9189

                            With a copy to:
                            --------------
                            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                            1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201
                            Attn: Terry M. Schpok, P.C.
                            Fax No.: (214) 969-4343

                            If to Superior:
                            --------------
                            2301 South Capital of Texas Highway, Bldg. H
                            Austin, TX 78746
                            Attn: President
                            Fax No.: (512) 329-9189

or to such other address or fax number as any party hereto may designate by notice to the other parties in accordance with the terms of this Section.

     8.10 Severability. In the event that any provision of this Agreement is
          ------------
invalid or unenforceable, such invalid or unenforceable provision shall not invalidate or affect the other provisions of this Agreement which shall remain in effect and be construed as if such provision were not a part hereof.

     8.11 Successors and Assigns. All provisions of this Agreement are binding
          ----------------------
upon, inure to the benefit of and are enforceable by or against the Parties hereto and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

     8.12 No Third-Party Beneficiary. This Agreement is solely for the benefit
          --------------------------
of the parties hereto and their respective successors and permitted assigns, and no other Person has any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     8.13 Prevailing Party. In any action to enforce this Agreement, the court
          ----------------
or arbitrator shall award attorneys' fees and costs to the prevailing party. The court or arbitrator shall make a specific finding as to which party is the prevailing party on the basis of the evidence presented and the relief granted.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Recapitalization Agreement as of the date first above written.

SUPERIOR HEALTHPLAN, INC.                      CENTENE CORPORATION


By: /s/ Jose Camacho                           By: /s/ Michael Neidorff
   ---------------------------------------       ------------------------------
   Mr. Jose Camacho, President                    Mr. Michael Neidorff,
                                                  President & CEO



COMMUNITY HEALTH CENTERS                       TACHC GP, INC.,
NETWORK, L.P.

By: TACHC GP, Inc., its General Partner        By: /s/ Jose Camacho
                                                  ------------------------------
                                                  Mr. Jose Camacho, President

By: /s/ Jose Camacho
   ---------------------------------------
   Mr. Jose Camacho, President

                                 Signature Page